Acquisitions, Goodwill and Other Intangibles Assets	12 Months Ended
Dec. 31, 2014
Acquisitions, Goodwill and Intangible Assets Disclosure [Abstract]
Acquisitions, Goodwill and Other Intangible Assets

NOTE 8. ACQUISITIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

Acquisitions

Upon closing an acquisition, we estimate the fair values of assets and liabilities acquired and consolidate the acquisition as quickly as possible. Given the time it takes to obtain pertinent information to finalize the acquired company’s balance sheet, then to adjust the acquired company’s accounting policies, procedures, and books and records to our standards, it is often several quarters before we are able to finalize those initial fair value estimates. Accordingly, it is not uncommon for our initial estimates to be subsequently revised.

On June 20, 2014, GE’s offer to acquire the Thermal, Renewables and Grid businesses of Alstom for approximately €12,350 million (to be adjusted for the assumed net cash or liability at closing) was positively recommended by Alstom’s board of directors. In addition, GE, Alstom and the French Government signed a memorandum of understanding for the formation of three joint ventures in grid technology, renewable energy, and global nuclear and French steam power and Alstom will invest approximately €2,600 million in these joint ventures. In the fourth quarter of 2014, Alstom completed its review of the proposed transaction with the works council and obtained approval from its shareholders. Also in the fourth quarter of 2014, GE and Alstom entered into an amendment to the original agreement where GE has agreed to pay Alstom a net amount of approximately €260 million of additional consideration at closing. In exchange for this funding, Alstom has agreed to extend the trademark licensing of the Alstom name from 5 years to 25 years as well as other contractual amendments. The proposed transaction continues to be subject to regulatory approvals. The transaction is targeted to close in 2015.

On June 2, 2014, we acquired Cameron’s Reciprocating Compression division for $550 million. The division provides reciprocating compression equipment and aftermarket services for oil and gas production, gas processing, gas distribution and independent power industries. The division is included in our Oil & Gas segment. The preliminary purchase price allocation resulted in goodwill of approximately $250 million and amortizable intangible assets of approximately $100 million. The allocation of the purchase price will be finalized upon completion of post-closing procedures.

In the first quarter of 2014, we acquired several businesses in our Healthcare segment. On February 12, 2014, we acquired API Healthcare (API) for $340 million in cash. API is a healthcare workforce management software and analytics solutions provider. The preliminary purchase price allocation resulted in goodwill of approximately $280 million and amortizable intangible assets of approximately $125 million. On March 21, 2014, we acquired certain Thermo Fisher Scientific Inc. life-science businesses for $1,065 million in cash. The primary business acquired, Hyclone, is a leading manufacturer of products used to support biopharmaceutical research and production. The preliminary purchase price allocation resulted in goodwill of approximately $700 million and amortizable intangible assets of approximately $320 million. The allocation of purchase prices will be finalized upon completion of post-closing procedures.

In August 2013, we acquired the aviation business of Avio S.p.A. (Avio) for $4,449 million in cash. We recorded a pre-tax acquisition-related charge of $96 million related to the effective settlement of Avio’s pre-existing contractual relationships with GE. Avio is a manufacturer of aviation propulsion components and systems and is included in our Aviation segment. The purchase price allocation resulted in goodwill of $3,230 million and amortizable intangible assets of $1,817 million.

In July 2013, we acquired Lufkin Industries, Inc. (Lufkin) for $3,309 million in cash. Lufkin is a leading provider of artificial lift technologies for the oil and gas industry and a manufacturer of industrial gears and is included in our Oil & Gas segment. The purchase price allocation resulted in goodwill of $2,120 million and amortizable intangible assets of $997 million.

goodwill

CHANGES IN GOODWILL BALANCES

	2014				2013
			Dispositions,				Dispositions,
			currency				currency
	Balance at		exchange	Balance at	Balance at		exchange	Balance at
(In millions)	January 1	Acquisitions	and other	December 31	January 1	Acquisitions	and other	December 31

Power & Water	$8,822	$21	$(89)	$8,754	$8,821	$-	$1	$8,822
Oil & Gas	10,516	276	(220)	10,572	8,365	2,217	(66)	10,516
Energy Management	4,748	-	(178)	4,570	4,610	7	131	4,748
Aviation	9,103	-	(151)	8,952	5,975	3,043	85	9,103
Healthcare	16,643	1,004	(115)	17,532	16,762	45	(164)	16,643
Transportation	1,012	2	(127)	887	999	-	13	1,012
Appliances & Lighting	606	-	(380)	226	611	-	(5)	606
GE Capital	25,453	-	(964)	24,489	26,045	17	(609)	25,453
Corporate	3	31	-	34	-	4	(1)	3
Total	$76,906	$1,334	$(2,224)	$76,016	$72,188	$5,333	$(615)	$76,906

Goodwill balances decreased by $890 million in 2014, primarily as a result of currency exchange effects of a stronger U.S. dollar, the reclassification of goodwill associated with Appliances and Budapest Bank to assets of businesses held for sale, and the sale of GEMB-Nordic and other dispositions, partially offset by acquisitions at Healthcare and Oil & Gas.

Goodwill balances increased $4,718 million in 2013, primarily as a result of the acquisitions of Avio and Lufkin, partially offset by dispositions.

We test goodwill for impairment annually in the third quarter of each year using data as of July 1 of that year. The impairment test consists of two steps: in step one, the carrying value of the reporting unit is compared with its fair value; in step two, which is applied when the carrying value is more than its fair value, the amount of goodwill impairment, if any, is derived by deducting the fair value of the reporting unit’s assets and liabilities from the fair value of its equity, and comparing that amount with the carrying amount of goodwill. We determined fair values for each of the reporting units using the market approach, when available and appropriate, or the income approach, or a combination of both. We assess the valuation methodology based upon the relevance and availability of the data at the time we perform the valuation. If multiple valuation methodologies are used, the results are weighted appropriately.

Valuations using the market approach are derived from metrics of publicly traded companies or historically completed transactions of comparable businesses. The selection of comparable businesses is based on the markets in which the reporting units operate giving consideration to risk profiles, size, geography, and diversity of products and services. A market approach is limited to reporting units for which there are publicly traded companies that have the characteristics similar to our businesses.

Under the income approach, fair value is determined based on the present value of estimated future cash flows, discounted at an appropriate risk-adjusted rate. We use our internal forecasts to estimate future cash flows and include an estimate of long-term future growth rates based on our most recent views of the long-term outlook for each business. Actual results may differ from those assumed in our forecasts. We derive our discount rates using a capital asset pricing model and analyzing published rates for industries relevant to our reporting units to estimate the cost of equity financing. We use discount rates that are commensurate with the risks and uncertainty inherent in the respective businesses and in our internally developed forecasts. Discount rates used in our reporting unit valuations ranged from 9.0% to 16.0%.

During the third quarter of 2014, we performed our annual impairment test of goodwill for all of our reporting units. Based on the results of our step one testing, the fair values of each of the GE reporting units exceeded their carrying values; therefore, the second step of the impairment test was not required to be performed for any of our reporting units and no goodwill impairment was recognized.

While all of our reporting units passed step one of our annual impairment testing, we identified one reporting unit for which the fair value was not substantially in excess of its carrying value. Within our Energy Management operating segment, the Power Conversion reporting unit was determined to have a fair value in excess of its carrying value by approximately 10%. The goodwill associated with the Power Conversion reporting unit was $1.5 billion at December 31, 2014, representing approximately 2% of our total goodwill. While the goodwill of the reporting unit is not currently impaired, there could be an impairment in the future as a result of changes in certain estimates and assumptions. For example, the reporting unit’s fair value could be adversely affected and result in an impairment of goodwill if actual cash flows are below estimated cash flows, the estimated cash flows are discounted at a higher risk-adjusted rate or market multiples decrease.

As of December 31, 2014, we believe that the goodwill is recoverable for all of the reporting units; however, there can be no assurances that the goodwill will not be impaired in future periods.

Estimating the fair value of reporting units requires the use of estimates and significant judgments that are based on a number of factors including actual operating results. It is reasonably possible that the judgments and estimates described above could change in future periods.

oTHER INTANGIBLE ASSETS

OTHER INTANGIBLE ASSETS - NET

(In millions)	2014	2013

Intangible assets subject to amortization	$13,917	$13,976
Indefinite-lived intangible assets(a)	130	160
Total	$14,047	$14,136

(a) Indefinite-lived intangible assets principally comprise trademarks and in-process research and development.

INTANGIBLE ASSETS SUBJECT TO AMORTIZATION

	2014			2013
	Gross			Gross
	carrying	Accumulated		carrying	Accumulated
December 31 (In millions)	amount	amortization	Net	amount	amortization	Net

Customer-related	$8,483	$(2,616)	$5,867	$7,937	$(2,311)	$5,626
Patents and technology	6,772	(2,977)	3,795	6,596	(2,615)	3,981
Capitalized software	8,229	(4,944)	3,285	8,215	(5,224)	2,991
Trademarks	1,159	(271)	888	1,356	(295)	1,061
Lease valuations	140	(124)	16	165	(124)	41
Present value of future profits(a)	614	(614)	-	574	(574)	-
All other	460	(394)	66	635	(359)	276
Total	$25,857	$(11,940)	$13,917	$25,478	$(11,502)	$13,976

(a) Balances at December 31, 2014 and 2013 reflect adjustments of $293 million and $322 million, respectively, to the present value of future profits in our run-off insurance operation to reflect the effects that would have been recognized had the related unrealized investment securities holding gains and losses actually been realized.

During 2014, we recorded additions to intangible assets subject to amortization of $2,086 million. The components of finite-lived intangible assets acquired during 2014 and their respective weighted average amortizable period follow.

COMPONENTS OF FINITE-LIVED INTANGIBLE ASSETS ACQUIRED DURING 2014

		Weighted-average
	Gross	amortizable period
(In millions)	carrying value	(in years)

Customer-related	$730	14.1
Patents and technology	178	10.8
Capitalized software	1,120	5.6
Trademarks	52	17.2
All other	6	2.5

Consolidated amortization expense related to intangible assets subject to amortization was $1,745 million, $1,654 million and $1,514 million in 2014, 2013 and 2012, respectively. Estimated annual pre-tax amortization for intangible assets over the next five calendar years follows.

ESTIMATED 5 YEAR CONSOLIDATED AMORTIZATION

(In millions)	2015	2016	2017	2018	2019

Estimated annual pre-tax amortization	$1,700	$1,544	$1,395	$1,236	$1,072